Neiman Funds

Neiman Fund

Supplement dated March 10, 2006

to the Prospectus and Statement of Additional Information

dated August 1, 2005

Effective April 1, 2006, Neiman Capital Management, LLC has agreed to reduce its management fee to 1.00% of the average daily net assets of the Neiman Fund.  Consequently, the Expense Table on page 9 of the Prospectus under the heading Costs of Investing in the Fund is deleted in its entirety and replaced with the following:

Shareholder Fees	The Fund
(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Exchange Fee	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
12b-1 Distribution Fees	None
Other Expenses	4.01%
Total Annual Fund Operating Expenses	5.01%
Fee Waiver/Expense Reimbursement(a)	3.26%
Net Annual Fund Operating Expenses	1.75%

(a) The Adviser has agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses) at 1.75% of its average daily net assets through July 31, 2007.

The second paragraph under the heading THE INVESTMENT MANAGER on page 6 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees.  Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust; the Fund is responsible for the compensation and expenses of any trustees and officers who are not officers or employees of the Adviser.  The Adviser receives an annual investment management fee from the Fund of 1.00% of the average daily net assets of the Fund.  The Adviser has agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses) at 1.75% of its average daily net assets through July 31, 2007.

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This supplement and the Prospectus dated August 1, 2005 provide the information a prospective investor ought to know before investing and should be retained for future reference.